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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange of 1934

                          For the month of May, 1996


                                ISRAMCO, INC.
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              (Exact name of registrant as specified in charter)

                                   Delaware
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                           (State of Incorporation)

         800 Fifth Avenue, New York, New York 10021       Suite 21-D
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                   (Address of principal executive offices)

                                 212 888-0200
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                              (Telephone number)


                   0-12500                      13-3145265
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             Commission File No.           IRS Employer ID No.

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Item 5.         Other Material Events
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                A.      At a Special Meeting of the Board of Directors held May
28, 1996, the following occurred:

                        1. Mr. Yitzchak Shavit resigned as a director of the Company and the Board elected Mr. Ido Rosen. Mr. Rosen is a certified public accountant and is presently a director and Chief Financial Officer of the EL-AD Group with offices in New Jersey.

                        2. The Board of Directors elected Mr. David David as Secretary of the Company. Mr. David David is the Chief Executive Officer of J.O.E.L. - Jerusalem Oil Exploration Ltd. On May 20, 1996, David Malkin, Esq. resigned as Secretary of the Company.

                        3. Mr. Haim Tsuff, the Chairman of the Board of Isramco, Inc. was also appointed Chief Executive Officer of the Company and Mr. Ido Rosen was appointed the Principal Financial Officer of the Company.

                B. On May 30, 1996, Mr. Barry Sahgal resigned as a director of the Company. The Company has not appointed a director at this time to fill the vacancy caused by Mr. Sahgal's resignation.

Item 7.         Exhibits
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                None.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Isramco, Inc.
                                                (registrant)

June 10, 1996                                   By: s/Haim Tsuff
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  (date)                                            Haim Tsuff
                                                    Chairman of the Board


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